Exhibit 10.1

BLUEROCK Homes Trust, INC.

MANAGING BROKER DEALER AGREEMENT

As of November 1, 2022 (the “Effective Date”), this MANAGING BROKER DEALER AGREEMENT (the “Agreement”) is made by and between Bluerock Homes Trust, Inc., a Maryland corporation (the “Issuer”), and Bluerock Capital Markets, LLC, a Massachusetts limited liability company (the “Managing Broker Dealer”), in connection with the offering and sale by the Issuer of its (A) 6.0% Series A Redeemable Preferred Stock (the “Series A Preferred Stock”) for a maximum offering of up to $250,000,000 (the “Offering”). In connection with the Offering, the Issuer has prepared a Confidential Private Placement Memorandum, dated November 1, 2022, which may be supplemented or amended from time to time (as so supplemented or amended, the “Memorandum”).

1.            Appointment of the Managing Broker Dealer.

1.1            On the basis of the representations, warranties, and covenants herein contained, but subject to the terms and conditions herein set forth, the Managing Broker Dealer is hereby appointed and agrees to sell the Securities on a “best efforts” basis and to solicit purchasers for the Securities at the price to be paid and otherwise upon the terms and conditions set forth in the Memorandum. The Managing Broker Dealer shall solicit purchasers for the Securities through a private, limited offering exempt from registration pursuant to: (i) Rule 506(b) of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”), and (ii) applicable state blue sky exemptions.

1.2            The Managing Broker Dealer is authorized to enlist other members of the Financial Industry Regulatory Authority, Inc. (“FINRA”) acceptable to the Issuer (each, a “Selling Group Member,” and collectively, the “Selling Group Members”) to solicit qualified investors (each, an “Investor,” and collectively, the “Investors”) for the Securities. The Issuer may also enter into agreements for the sale of the Interests to certain Investors with non-FINRA registered investment advisers (“Registered Investment Advisers”), and the Managing Broker Dealer shall assist in the administration of such arrangements.

1.3            The Securities in the Offering will be offered during a period commencing on November 1, 2022 and continuing until the Offering is terminated by the Issuer (in such case, the “Offering Termination Date,” with such interval defining the “Offering Period” for the Offering). There is no minimum amount of gross proceeds that the Issuer must raise in the Offering to begin accepting subscriptions and issuing Securities.

1.4            Subject to the performance by the Issuer of all the obligations to be performed hereunder and to the completeness and accuracy of all the Issuer’s representations and warranties contained herein, the Managing Broker Dealer hereby accepts such agency and agrees on the terms and conditions herein set forth to use its best efforts during the Offering Period to find qualified Investors for the Securities in the Offering.

2.            Representations and Warranties of the Issuer. The Issuer hereby represents and warrants to the Managing Broker Dealer and each of the Selling Group Members that:

2.1            The Issuer is duly organized and validly exists as a corporation in good standing under the laws of the State of Maryland, has all requisite power and authority to enter into this Agreement, and has all requisite power and authority to conduct its business as described in the Memorandum.

2.2            No consent, approval, authorization, or other order of any governmental authority is required in connection with the execution or delivery by the Issuer of this Agreement or the issuance and sale by the Issuer of the Securities, except such as may be required under the Securities Act or applicable state securities laws.

2.3            No defaults exist in the due performance or observance of any material obligation, term, covenant, or condition of any agreement or instrument to which the Issuer is a party or by which it is bound.

2.4            This Agreement, when executed by the Issuer, will have been duly authorized and will be a valid and binding agreement of the Issuer, enforceable in accordance with its terms.

2.5            At the time of the issuance of the Securities, the Securities will have been duly authorized and validly issued, and upon payment therefor, will be fully paid and non-assessable and will conform to the description thereof contained in the Memorandum.

2.6            Subject to the performance of the Issuer’s obligations hereunder, the holders of the Securities will have the rights described in the Memorandum and associated transaction documents.

2.7            Subject to Section 3.2, the Memorandum does not include, nor will it include through and on the Offering Termination Date, any untrue statement of a material fact, nor does it or will it omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

2.8            As of the Effective Date and at the time of any sale of the Securities (collectively, the “Applicable Date”), none of the Issuer, its executive officers, directors, general partners, managing members or officers participating in the Offering or persons who own 20% or more of the Issuer:

2.8.1            Has been convicted, within ten (10) years of any Applicable Date, of any felony or misdemeanor that was:

(a)            In connection with the purchase or sale of any security;

(b)            Involving or making of any false filing with the Securities and Exchange Commission (the “SEC”); or

(c)            Arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser, or paid solicitor of purchasers of securities.

2.8.2            Is subject to any order, judgment, or decree of any court of competent jurisdiction, entered within five (5) years before any Applicable Date, that, as of such Applicable Date, restrains or enjoins such person from engaging or continuing in any conduct or practice:

(a)            In connection with the purchase or sale of any security;

(b)            Involving the making of any false filing with the SEC; or

(c)            Arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities.

2.8.3            Is subject to a final order of a state securities commission (or an agency or officer of a state performing like functions), a state authority that supervises or examines banks, savings associations or credit unions, a state insurance commission (or an agency or officer of a state performing like functions), an appropriate federal banking agency, the U.S. Commodity Futures Trading Commission or the National Credit Union Administration that:

(a)            As of any Applicable Date, bars the person from:

(i)            Association with an entity regulated by such commission, authority, agency or officer;

(ii)            Engaging in the business of securities, insurance or banking; or

(iii)            Engaging in savings association or credit union activities; or

(b)            Constitutes a final order based on a violation of any law or regulation that prohibits fraudulent, manipulative, or deceptive conduct entered within ten (10) years before any Applicable Date.

2.8.4            Is subject to an order of the SEC pursuant to Sections 15(b) or 15B(c) of the Securities Exchange Act of 1934 (the “Exchange Act”) or Section 203(e) or (f) of the Investment Advisers Act of 1940 (the “Investment Advisers Act”) that, as of any Applicable Date:

(a)            Suspends or revokes such person’s registration as a broker, dealer, municipal securities dealer or investment adviser;

(b)            Places limitations on the activities, functions or operations of such person; or

(c)            Bars such person from being associated with any entity or from participating in the offering of any penny stock.

2.8.5            Is subject to any order of the SEC entered within five (5) years before any Applicable Date, that, as of such Applicable Date, orders the person to cease and desist from committing or causing a violation or future violation of:

(a)            Any scienter-based anti-fraud provisions of the federal securities laws including, without limitation, Section 17(a)(1) of the Securities Act, Section 10(b) of the Exchange Act and 17 CFR 240.10b-5, Section 15(c)(1) of the Exchange Act, and Section 206(1) of the Investment Advisers Act, or any other rule or regulation thereunder; or

(b)            Section 5 of the Securities Act.

2.8.6            Is suspended or expelled from membership in, or suspended or barred from association with, a member of a registered national securities exchange or a registered national or affiliated securities association for any act or omission to act constituting conduct inconsistent with just and equitable principles of trade.

2.8.7            Has filed (as a registrant or issuer), or was or was named as an underwriter in, any registration statement or Regulation A offering statement filed with the SEC that, within five (5) years of the Applicable Date, was the subject of a refusal order, stop order, or order suspending the Regulation A exemption or, is, as of any Applicable Date, the subject of an investigation or proceeding to determine whether a stop order or suspension order should be issued.

2.8.8            Is subject to a United States Postal Service false representation order entered within five (5) years before any Applicable Date, or is, as of any Applicable Date, subject to a temporary restraining order or preliminary injunction with respect to conduct alleged by the United States Postal Service to constitute a scheme or device for obtaining money or property through the mail by means of false representations.

2.8.9            The Issuer agrees to immediately notify the Managing Broker Dealer if there is a violation or potential violation of the representations set forth in this Section 2.8 during the Offering Period.

2.9            The representations and warranties made in this Section 2 are made as of the date hereof and shall be continuing representations and warranties throughout the Offering Period. In the event that any of these representations or warranties becomes untrue, the Issuer will immediately notify the Managing Broker Dealer in writing of the fact which makes the representation or warranty untrue.

3.            Duties and Obligations of the Issuer.

3.1            The Issuer will comply with all requirements imposed upon it by the rules and regulations of the SEC, and by all applicable state securities laws and regulations, to permit the continuance of offers and sales of the Securities, in accordance with the provisions of this Agreement and in the Memorandum, and will amend or supplement the Memorandum in order to make the Memorandum comply with the requirements of federal and applicable state securities laws and regulations.

3.2            If, at any time, any event occurs as a result of which the Memorandum would include an untrue statement of a material fact or, in view of the circumstances under which it was made, omit to state any material fact necessary to make the statements therein not misleading, the Issuer will notify the Managing Broker Dealer thereof, effect the preparation of an amendment or supplement to the Memorandum which will correct such statement or omission, and deliver to the Managing Broker Dealer such numbers of copies of such amendment or supplement to the Memorandum as the Managing Broker Dealer may reasonably request.

3.3            The Issuer shall not make any written or oral representations or statements to Investors that contradict or are inconsistent with the statements made in the Memorandum, as amended or supplemented.

3.4            Subject to the Managing Broker Dealer’s actions and the actions of others in connection with the Offering, the Issuer will comply with all requirements imposed upon it by Rule 506(b) of Regulation D, the regulations thereunder, and applicable state securities laws. The Issuer will file in a timely manner a Form D relating to the Offering with the SEC under Regulation D of the Securities Act and with the applicable state securities regulatory authorities. Upon request, the Issuer will furnish to the Managing Broker Dealer a copy of such papers filed by the Issuer in connection with any such exemption.

3.5            The Issuer will apply the net proceeds from the Offering received by it in the manner set forth in the Memorandum.

3.6            The Issuer will deliver to the Managing Broker Dealer such numbers of copies of the Memorandum and any amendment(s) or supplement(s) thereto, with all appendices thereto, and such numbers of copies of printed sales literature or other materials as the Managing Broker Dealer may reasonably request in connection with the Offering or for the purposes contemplated by federal and applicable state securities laws.

3.7            The Issuer will furnish the holders of the Securities with all reports described in the Memorandum and applicable Issuer governing documents and will deliver to the Managing Broker Dealer, and make available, upon request, to each Selling Group Member and Registered Investment Adviser, one copy of each such report at the time that such reports are furnished to the holders of the Securities, and any other such other information concerning the Issuer, as may reasonably be requested.

3.8            Any officer, director, employee, or affiliate of the Issuer who buys any Securities in connection with the Offering shall do so for investment purposes only and not with the intention of resale or distribution.

4.            Representations and Warranties of the Managing Broker Dealer. The Managing Broker Dealer represents and warrants to the Issuer and the Selling Group Members that:

4.1            The Managing Broker Dealer is duly organized and validly exists as a limited liability company in good standing under the laws of the State of Massachusetts and has all requisite power and authority to enter into this Agreement.

4.2            This Agreement, when executed by the Managing Broker Dealer, will have been duly authorized and will be a valid and binding agreement of the Managing Broker Dealer, enforceable in accordance with its terms.

4.3            The consummation of the transactions contemplated herein and those contemplated by the Memorandum will not result in a breach or violation of any order, rule, or regulation directed to the Managing Broker Dealer by any court, any federal or state regulatory body, FINRA, or any administrative agency having jurisdiction over the Managing Broker Dealer or its affiliates.

4.4            The Managing Broker Dealer is, and during the term of this Agreement will be, duly registered as a broker dealer pursuant to the provisions of the Exchange Act, a member in good standing with FINRA, and duly registered as a broker dealer in any state where offers are made by the Managing Broker Dealer. The Managing Broker Dealer will comply with all applicable laws, regulations, and requirements of the Securities Act, the Exchange Act, applicable state securities law, the published rules and regulations thereunder, and FINRA rules. The Managing Broker Dealer has all required licenses and permits.

4.5            The Managing Broker Dealer has reasonable grounds to believe, based on information made available to it by the Issuer, that all material facts are adequately and accurately disclosed in the Memorandum and provide an adequate basis for evaluating an investment in the Securities.

4.6            No agreement will be made by the Managing Broker Dealer with any person permitting the resale, repurchase or distribution of the Securities purchased by such person.

4.7            This Agreement, or any supplement or amendment hereto, may be filed by the Issuer with the SEC or FINRA, if such filing should be required, and may be filed with and may be subject to the approval of applicable federal and applicable state securities regulatory agencies, if required.

4.8            The Managing Broker Dealer has established and implemented anti-money laundering compliance programs, in accordance with FINRA Rule 3310 and Section 352 of the Money Laundering Abatement Act and Section 326 of the Patriot Act of 2001.

4.9            As of any Applicable Date, none of the Managing Broker Dealer, its executive officers, directors, general partners, managing members, or officers participating in the Offering or any of its employees receiving a commission with respect to the Offering:

4.9.1            Has been convicted, within ten (10) years of any Applicable Date of any felony or misdemeanor that was:

(a)            In connection with the purchase or sale of any security;

(b)            Involving or making of any false filing with the SEC; or

(c)            Arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser, or paid solicitor of purchasers of securities.

4.9.2            Is subject to any order, judgment, or decree of any court of competent jurisdiction, entered within five (5) years before any Applicable Date, that, as of such Applicable Date, restrains or enjoins such person from engaging or continuing in any conduct or practice:

(a)            In connection with the purchase or sale of any security;

(b)            Involving the making of any false filing with the SEC; or

(c)            Arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities.

4.9.3            Is subject to a final order of a state securities commission (or an agency or officer of a state performing like functions), a state authority that supervises or examines banks, savings associations or credit unions, a state insurance commission (or an agency or officer of a state performing like functions), an appropriate federal banking agency, the U.S. Commodity Futures Trading Commission or the National Credit Union Administration that:

(a)            As of any Applicable Date, bars the person from:

(i)            Association with an entity regulated by such commission, authority, agency, or officer;

(ii)            Engaging in the business of securities, insurance or banking; or

(iii)            Engaging in savings association or credit union activities; or

(b)            Constitutes a final order based on a violation of any law or regulation that prohibits fraudulent, manipulative or deceptive conduct entered within ten (10) years before any Applicable Date.

4.9.4            Is subject to an order of the SEC pursuant to sections 15(b) or 15B(c) of the Exchange Act or Section 203(e) or (f) of the Investment Advisers Act, as of any Applicable Date:

(a)            Suspends or revokes such person’s registration as a broker, dealer, municipal securities dealer or investment adviser;

(b)            Places limitations on the activities, functions or operations of such person; or

(c)            Bars such person from being associated with any entity or from participating in the offering of any penny stock.

4.9.5            Is subject to any order of the SEC entered within five (5) years before any Applicable Date, that, as of such Applicable Date, orders the person to cease and desist from committing or causing a violation or future violation of:

(a)            Any scienter-based anti-fraud provisions of the federal securities laws including, without limitation, Section 17(a)(1) of the Securities Act, Section 10(b) of the Exchange Act and 17 CFR 240.10b-5, Section 15(c)(1) of the Exchange Act, and Section 206(1) of the Investment Advisers Act, or any other rule or regulation thereunder; or

(b)            Section 5 of the Securities Act.

4.9.6            Is suspended or expelled from membership in, or suspended or barred from association with, a member of a registered national securities exchange or a registered national or affiliated securities association for any act or omission to act constituting conduct inconsistent with just and equitable principles of trade.

4.9.7            Has filed (as a registrant or issuer), or was or was named as an underwriter in, any registration statement or Regulation A offering statement filed with the SEC that, within five (5) years of any Applicable Date, was the subject of a refusal order, stop order, or order suspending the Regulation A exemption or, is, as of any Applicable Date, the subject of an investigation or proceeding to determine whether a stop order or suspension order should be issued.

4.9.8            Is subject to a United States Postal Service false representation order entered within five (5) years before any Applicable Date, or is, as of any Applicable Date, subject to a temporary restraining order or preliminary injunction with respect to conduct alleged by the United States Postal Service to constitute a scheme or device for obtaining money or property through the mail by means of false representations.

4.9.9            The Managing Broker Dealer agrees to immediately notify the Issuer if there is a violation or potential violation of the representations set forth in this Section 4.9 during the Offering Period.

4.9.10            The representations and warranties made in this Section 4 are and shall be continuing representations and warranties throughout the Offering Period. In the event that any of these representations or warranties becomes untrue, the Managing Broker Dealer will immediately notify the Issuer in writing of the fact which makes the representation or warranty untrue.

5.            Duties and Obligations of the Managing Broker Dealer.

5.1            All actions, direct or indirect, by the Managing Broker Dealer, its respective agents, members, employees, and affiliates, shall conform to (i) requirements applicable to broker dealers under federal and applicable state securities laws, rules, and regulations, and (ii) applicable requirements and rules of FINRA.

5.2            The Managing Broker Dealer will serve in a “best efforts” capacity in the offering, sale, and distribution of the Securities. The Managing Broker Dealer may offer the Securities as an agent, but all sales shall be made by the Issuer, acting through the Managing Broker Dealer as an agent, and not by the Managing Broker Dealer as a principal. The Managing Broker Dealer shall have no authority to appoint any person or other entity as an agent or sub-agent of the Managing Broker Dealer or the Issuer, except to appoint Selling Group Members acceptable to the Issuer in its sole discretion.

5.3            All engagements of the Selling Group Members will be evidenced by a Soliciting Dealer Agreement substantially in the form attached hereto as Exhibit A. All engagements with the Registered Investment Advisers will be evidenced by an RIA Introduction Agreement substantially in the form attached hereto as Exhibit B. When Selling Group Members and/or Registered Investment Advisers are engaged in the Offering, the Managing Broker Dealer will use commercially reasonable efforts to cause such Selling Group Members and/or Registered Investment Advisers to comply with all respective obligations pursuant to both this Agreement as well as the respective Soliciting Dealer Agreement or RIA Introduction Agreement.

5.4            The Managing Broker Dealer, its employees, officers, or other agents shall make no representations to any prospective Investor other than those contained in the Memorandum and will not allow any other written materials to be used to describe the potential investment to prospective Investors other than the Memorandum or supplemental sales literature furnished to the Managing Broker Dealer by the Issuer.

5.5            The Managing Broker Dealer will immediately bring to the attention of the Issuer any circumstance or fact which causes the Managing Broker Dealer to believe the Memorandum, or any other literature distributed pursuant to the Offering, or any information supplied by prospective Investors in their subscription materials, may be inaccurate or misleading.

5.6            The Managing Broker Dealer shall complete all steps necessary to permit the Managing Broker Dealer to offer the Securities pursuant to exemptions available under applicable federal law and applicable state laws. The Managing Broker Dealer shall conduct all of its solicitation and sales efforts in conformity with Rule 506(b) (including the limitation on general solicitation) and Regulation D under the Securities Act and exemptions available under applicable state law and shall promptly notify the Issuer of subscriptions for the Securities it receives so that the Issuer may make any required Form D filings.

5.7            The Managing Broker Dealer will comply in all respects with the subscription procedures and plan of distribution set forth in the Memorandum, and obtain from each prospective Investor fully complete and duly executed Subscription Agreements.

5.8            The Managing Broker Dealer will not engage in any activities hereunder in any state other than those for which the Managing Broker Dealer is a broker or dealer duly registered in such state, or exempt therefrom, and permission has been granted by the Issuer to conduct offer and sale activity in such state.

5.9            It is understood that no sale shall be regarded as effective unless and until accepted by the Issuer. The Issuer reserves the right in its sole discretion to accept or reject any subscription for Securities in whole or in part for a period of 30 days after receipt of the subscription for Securities. Any subscription for Securities not accepted within 30 days of receipt shall be deemed rejected.

5.10            The Managing Broker Dealer shall not knowingly execute any transaction in which an Investor invests in the Securities in a discretionary account without prior written approval of the transaction by the Investor.

5.11            In the event the Managing Broker Dealer receives any customer funds for the Securities, the Managing Broker Dealer will transmit such customer funds, not later than noon of the next business day following receipt of such funds for the Securities, to the escrow or bank account for the Offering as set forth in the Memorandum.

5.12            In the event the Issuer has paid the Managing Broker Dealer compensation as set forth in Section 6 hereof, the Managing Broker Dealer shall be obligated to pay Selling Group Members from such funds or direct the payment of such funds, if applicable.

5.13            The Managing Broker Dealer will furnish to the Issuer upon request a complete list of all persons who have been offered the Securities (including the corresponding number of the Memorandum delivered to such persons) and such persons’ places of residence, as provided by the Selling Group Members.

5.14            The Managing Broker Dealer will terminate any Offering upon request of the Issuer at any time and will resume such Offering upon subsequent request of the Issuer.

6.            Compensation.

6.1            As compensation for services rendered by the Managing Broker Dealer under this Agreement, the Managing Broker Dealer will be entitled to receive from the Issuer the following compensation, a portion or all of which may be re-allowed to Selling Group Members or other associated persons eligible to receive such compensation:

6.1.1            A selling commission (the “Selling Commission”) of up to 7.0% of the purchase price of the Securities sold by the Managing Broker Dealer (the “Total Sales”), which it will re-allow to the Selling Group Members; provided, however, that this amount will be reduced to the extent a lower commission rate is negotiated with a Selling Group Member and the commission rate will be the lower agreed upon rate;

6.1.2            A placement fee (the “Placement Fee”) equal to 2.5% of the Total Sales, a portion of which may be reallocated to Selling Group Members at the discretion of the Managing Broker Dealer.

6.2            Notwithstanding the foregoing provisions of this Section 6, the Issuer reserves the right, in its sole discretion, to refuse to accept any or all Subscription Agreements tendered by the Managing Broker Dealer at any time during an Offering, and/or to terminate such Offering, in either case, in its sole discretion. Selling Commissions and fees earned prior to such termination remain payable to the applicable parties.

7.            Offering. The Securities shall be offered at the price and upon the terms and conditions set forth in the Memorandum and the exhibits and appendices thereto and any amendments or supplements thereto.

7.1            No selling commissions, allowances, expense reimbursements or other compensation will be payable with respect to any Subscription Agreements that are rejected by the Issuer, or if the Issuer terminates an Offering for any reason whatsoever. No selling commissions, allowances, expense reimbursements or other compensation will be payable to the Managing Broker Dealer with respect to any sale of the Securities by the Managing Broker Dealer unless and until such time as the Issuer has received the total proceeds of any such sale.

7.2            Except as provided in Section 14, all other expenses incurred by the Managing Broker Dealer in the performance of the Managing Broker Dealer’s obligations hereunder, including, but not limited to, expenses related to an Offering and any attorneys’ fees, shall be at the Managing Broker Dealer’s sole cost and expense, and the foregoing shall apply notwithstanding the fact that the Offering is not consummated for any reason.

8.            Indemnification by the Issuer.

8.1            Subject to the conditions set forth below, the Issuer, with respect to the Offering, agrees to indemnify and hold harmless the Managing Broker Dealer, the Selling Group Members, Registered Investment Advisers, and their respective owners, managers, members, partners, directors, and officers (the “Selling Parties”), against any and all loss, liability, claim, damage and expense (“Loss”) arising out of or based upon (A) any untrue statement or alleged untrue statement of a material fact contained in the Memorandum (as amended and supplemented from time to time) or in any application or other document filed in any jurisdiction in order to qualify the Securities under, or exempt the Offering from, the registration or qualification requirements of the securities laws thereof (each a “Securities Filing”) or (B) the omission or alleged omission from the Memorandum (as amended and supplemented from time to time) or a Securities Filing of a material fact required to be stated therein or necessary to make the statement therein not misleading;

8.2            If any action is brought against any of the Selling Parties in respect of which indemnity may be sought hereunder, such Selling Party shall promptly notify the party or parties against whom indemnification is to be sought in writing of the institution of such action, and the Issuer shall assume the defense of such action; provided, however, that the failure to notify the Issuer shall not affect the provisions in this Section 8 except to the extent such failure to notify the Issuer has a material and adverse effect on the defense of such claims. The affected Selling Parties shall have the right to employ counsel in any such case. The reasonable fees and expenses of such counsel shall be at the Issuer’s expense and authorized in writing by the Issuer.

8.3            The Issuer agrees to promptly notify the Managing Broker Dealer of the commencement of any litigation or proceedings against the Issuer or any of its respective officers, directors, members, managers, partners, employees, attorneys, accountants or agents in connection with an Offering or in connection with the Memorandum.

8.4            The indemnity provided to the Managing Broker Dealer pursuant to this Section 8 shall not apply to the extent that any Loss arises out of or is based upon (i) any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Issuer by the Managing Broker Dealer specifically for use in the preparation of the Memorandum (or any amendment or supplement thereto) or a Securities Filing, (ii) the failure to qualify the offer and sale of Securities for an exemption from registration under the Securities Act and applicable state securities laws, rules or regulations caused by an action or omission of the Managing Broker Dealer, or (iii) the breach by the Managing Broker Dealer of its representations, warranties or obligations hereunder.

8.5            The indemnity provided to the Selling Group Member and Registered Investment Advisers pursuant to this Section 8 shall not apply to the extent that any Loss arises out of or is based upon (i) any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Issuer by the Selling Group Member or Registered Investment Adviser specifically for use in the preparation of the Memorandum (or any amendment or supplement thereto) or a Securities Filing, (ii) the failure to qualify the offer and sale of Securities for an exemption from registration under the Securities Act and applicable state securities laws, rules or regulations caused by an action or omission of the Selling Group Member or Registered Investment Adviser, (iii) the offer or sale by the Selling Group Member or Registered Investment Adviser to a person who fails to meet the standards regarding suitability under any applicable federal, state, or FINRA laws, rules, and regulations, (iv) the breach by the Selling Group Member of its representations, warranties, or obligations under its Soliciting Dealer Agreement with the Managing Broker Dealer relating to the Offering, or (v) the breach by the Registered Investment Adviser of its representations, warranties, or obligations under its RIA Introduction Agreement.

9.            Indemnification by the Managing Broker Dealer.

9.1            Subject to the conditions set forth below, the Managing Broker Dealer agrees to indemnify and hold harmless the Issuer, its affiliates and their respective stockholders, partners, directors, officers, and each controlling person (“Issuer Parties”), against any and all Loss arising out of or based upon:

9.1.1            The Managing Broker Dealer’s failure to comply with any of the applicable provisions of the Securities Act, the regulations thereunder, applicable requirements and rules of FINRA, or any applicable federal or state securities laws and regulations, other than any failure to comply which directly results from acts of the Issuer;

9.1.2            The breach by the Managing Broker Dealer of any term, condition, representation, warranty, or covenant in this Agreement;

9.1.3            Any untrue statement or alleged untrue statement of a material fact contained in the Memorandum (as from time to time it is amended and supplemented) or a Securities Filing, but only to the extent, that the untrue statement or alleged untrue statement of material fact was made in reliance on and in conformity with written information furnished to the Issuer by the Managing Broker Dealer specifically for the purpose of inclusion in such document; or

9.1.4            The omission or alleged omission from the Memorandum (as from time to time it is amended and supplemented) or a Securities Filing of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, but only to the extent, that the omission or alleged omission of material fact was the result of written information furnished to the Issuer by the Managing Broker Dealer specifically for the purpose of inclusion in such document.

9.2            Subject to the conditions set forth below, the Managing Broker Dealer agrees to indemnify and hold harmless each Selling Group Member, its affiliates and their respective stockholders, partners, directors, officers, and each controlling person (“SGM Parties”), against any and all Loss arising out of or based upon:

9.2.1            The Managing Broker Dealer’s failure to comply with any of the applicable provisions of the Securities Act, the regulations thereunder, applicable requirements and rules of FINRA, or any applicable federal or state securities laws and regulations, other than any failure to comply which directly results from acts of a Selling Group Member.

9.2.2            The breach by the Managing Broker Dealer of any term, condition, representation, warranty or covenant contained in the Soliciting Dealer Agreement between the Managing Broker Dealer and such Selling Group Member.

9.3            If any action is brought against any of the Issuer Parties in respect of which indemnity may be sought hereunder, the Issuer shall promptly notify the Managing Broker Dealer in writing of the institution of such action, and the Managing Broker Dealer shall assume the defense of such action; provided, however, that the failure to notify the Managing Broker Dealer shall not affect the provisions in this Section 9 except to the extent such failure to notify the Managing Broker Dealer has a material and adverse effect on the defense of such claims. The Issuer Parties shall have the right to employ counsel in any such case. The reasonable fees and expenses of such counsel shall be at the Managing Broker Dealer’s expense, provided that the Managing Broker Dealer will not be obligated to pay for legal fees and expenses for more than one law firm in connection with the defense of similar claims arising out of the same alleged acts or omissions.

9.4            The Managing Broker Dealer agrees to promptly notify the Issuer of the commencement of any litigation or proceedings against the Managing Broker Dealer in connection with an Offering or in connection with the Memorandum.

10.            Indemnification by the Selling Group Members.

10.1            Subject to the conditions set forth below, each Selling Group Member agrees to indemnify and hold harmless the Issuer and the Managing Broker Dealer and their respective stockholders, partners, directors, officers, and each controlling person (the “CMBD Parties”), against any and all Loss arising out of or based upon:

10.1.1            Such Selling Group Member’s failure to comply with any of the applicable provisions of the Securities Act, the regulations thereunder, applicable requirements and rules of FINRA, or any applicable federal or state securities laws and regulations, other than any failure to comply which directly results from acts of the Managing Broker Dealer;

10.1.2            Any untrue statement or alleged untrue statement of a material fact contained in the Memorandum (as from time to time it is amended and supplemented) or a Securities Filing, but only to the extent, that the untrue statement or alleged untrue statement of material fact was made in reliance on and in conformity with written information furnished to the Issuer by such Selling Group Member specifically for the purpose of inclusion in such document; or

10.1.3            The omission or alleged omission from the Memorandum (as from time to time it is amended and supplemented) or a Securities Filing of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, but only to the extent, that the omission or alleged omission of material fact was the result of written information furnished to the Issuer by such Selling Group Member specifically for the purpose of inclusion in such document.

10.1.4            The breach by such Selling Group Member of any term, condition, representation, warranty, or covenant contained in the Soliciting Dealer Agreement between the Managing Broker Dealer and such Selling Group Member; or

10.1.5            The failure by such Selling Group Member to take reasonable steps to verify that each Investor in an Offering complies with the suitability requirements set forth in the section captioned “Who May Invest” in the Memorandum.

10.2            Notwithstanding the foregoing, the CMBD Parties will not be indemnified or held harmless against indirect, special, incidental, exemplary, punitive, or consequential damages, whether foreseeable or otherwise, resulting from, or otherwise arising out of, such a breach. The Selling Group Member will not provide indemnification for any liability or loss suffered by the CMBD Parties, nor will it provide that the CMBD Parties be held harmless for any liability suffered by the CMBD Parties unless all of the following conditions are met: (i) the liability or loss suffered is related to the Selling Group Member’s actions undertaken pursuant to its Soliciting Dealer Agreement with the Managing Broker Dealer, and (ii) such liability or loss was not the result of negligence or misconduct on the part of the party seeking indemnification or the CMBD Parties. In no case will the Selling Group Member be liable under this Section 10 with respect to any Action made against the CMBD Parties unless the Selling Group Member has been notified in writing (in the manner provided in Section 10.3 below) of the nature of the Action within a reasonable time after the assertion thereof; provided, that the Selling Group Member will be relieved of its duty to indemnify and hold harmless under this Section 10 if a failure to timely notify the Selling Group Member materially impairs its ability to defend against the Action; but the failure to so notify the Selling Group Member will not relieve the Selling Group Member from any liability that it would have incurred otherwise than on account of this Section 10.

10.3            If any action is brought against any of the CMBD Parties in respect of which indemnity may be sought hereunder, the Issuer or the Managing Broker Dealer shall promptly notify the applicable Selling Group Member in writing of the institution of such action, and the Selling Group Member shall assume the defense of such action; provided, however, that the failure to notify the Selling Group Member shall not affect the provisions in this Section 10 except to the extent such failure to notify the Selling Group Member has a material and adverse effect on the defense of such claims. The affected CMBD Parties shall have the right to employ counsel in any such case. The reasonable fees and expenses of such counsel shall be at such Selling Group Member’s expense and authorized in writing by such Selling Group Member, provided that such Selling Group Member will not be obligated to pay for legal fees and expenses for more than one law firm in connection with the defense of similar claims arising out of the same alleged acts or omissions.

10.4            The Selling Group Member agrees to promptly notify the Issuer and the Managing Broker Dealer of the commencement of any litigation or proceedings against the Selling Group Member or any of the Selling Group Member’s managers, members, officers, directors, partners, employees, affiliates, attorneys, accountants, or agents in connection with the Offering.

10.5            The indemnity provided to the Managing Broker Dealer pursuant to this Section 10 shall not apply to the extent that any Loss arises out of or is based upon any untrue statement or alleged untrue statement of material fact made by the Managing Broker Dealer or any agent of the Managing Broker Dealer, or any omission or alleged omission of a material fact required to be disclosed by the Managing Broker Dealer or any agent of the Managing Broker Dealer.

10.6            The indemnity provided to the Issuer pursuant to this Section 10 shall not apply to the extent that any Loss arises out of or is based upon any untrue statement or alleged untrue statement of material fact made by the Issuer or any agent of the Issuer (other than the Managing Broker Dealer), or any omission or alleged omission of a material fact required to be disclosed by the Issuer or any agent of the Issuer (other than the Managing Broker Dealer).

10.7            The indemnification provisions provided in this Section 10 are further limited to the extent that no such indemnification will be permitted under this Agreement for or arising out of an alleged violation of federal or state securities laws unless one or more of the following conditions are met: (i) there has been a successful adjudication on the merits of each count involving alleged securities law violations by the party against whom indemnification is sought; (ii) such claims against the party against whom indemnification is sought have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the particular indemnitee; or (iii) a court of competent jurisdiction approves a settlement of the claims against the party against whom indemnification is sought.

11.            Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnification provided pursuant to Sections 8, 9, and 10 is for any reason held to be unavailable from the Issuer, the Managing Broker Dealer, or the Selling Group Members, or Registered Investment Advisers, as the case may be, the parties shall contribute to the aggregate Loss, liabilities, claims, damages and expenses (including any amount paid in settlement of any action, suit, or proceeding or any claims asserted) in such amounts as a court of competent jurisdiction may determine (or in the case of settlement, in such amounts as may be agreed upon by the parties) in such proportion to reflect the relative fault of the each party in connection with the events described in Sections 8, 9, and 10 as the case may be, which resulted in such Loss, liabilities, claims damages or expenses, as well as any other equitable considerations. The relative fault of the parties shall be determined by reference to, among other things, whether any untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuer, the Managing Broker Dealer, the Selling Group Members, and Registered Investment Advisers and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such omission or statement. The Selling Parties, the Issuer Parties, and any person who controls the Managing Broker Dealer shall also have rights to contribution pursuant to this Section.

12.            Privacy Act.

12.1            To protect Customer Information (as defined below) and to comply as may be necessary with the requirements of the Gramm-Leach-Bliley Act, the relevant state and federal regulations pursuant thereto and state privacy laws, the parties wish to include the confidentiality and non-disclosure obligations set forth herein.

12.2            “Customer Information” means any information contained on a customer’s application or other form and all nonpublic personal information about a customer that a party receives from the other party. Customer Information shall include, but not be limited to, name, address, telephone number, social security number, health information, and personal financial information (which may include consumer account number).

12.3            The parties understand and acknowledge that they may be financial institutions subject to applicable federal and state customer and consumer privacy laws and regulations, including Title V of the Gramm-Leach-Bliley Act (15 U.S.C. 6801, et seq.) and regulations promulgated thereunder (collectively, the “Privacy Laws”), and any Customer Information that one party receives from the other party is received with limitations on its use and disclosure. The parties agree that they are prohibited from using the Customer Information received from the other party other than (i) as required by law, regulation or rule, or (ii) to carry out the purposes for which one party discloses Customer Information to the other party pursuant to the Agreement, as permitted under the use in the ordinary course of business exception to the Privacy Laws.

12.4            The parties shall establish and maintain safeguards against the unauthorized access, destruction, loss, or alteration of Customer Information in their control which are no less rigorous than those maintained by a party for its own information of a similar nature. In the event of any improper disclosure of any Customer Information, the party responsible for the disclosure will immediately notify the other party.

13.            Representations and Agreements to Survive Sale and Payment. Except as the context otherwise requires, all representations, warranties, and agreements contained in this Agreement shall be deemed to be representations, warranties, and agreements at and as of the Offering Termination Date, and such representations, warranties, and agreements by the Managing Broker Dealer or the Issuer, including the indemnity and contribution agreements contained in Sections 8, 9, and 10 shall remain operative and in full force and effect regardless of any investigation made by the Managing Broker Dealer, the Issuer, and/or any controlling person, and shall survive the sale of, and payment for, the Securities.

14.            Costs of the Offering. Except for the compensation payable to the Managing Broker Dealer described in Section 6 and the allowances and reimbursements described in Section 7, which are the sole obligations of the Issuer or its affiliates, the Managing Broker Dealer will pay all of its own costs and expenses, including, but not limited to, all expenses necessary for the Managing Broker Dealer to remain in compliance with any applicable federal, state or FINRA laws, rules or regulations in order to participate in an Offering as a broker-dealer, and the fees and costs of the Managing Broker Dealer’s counsel. The Issuer agrees to pay all expenses incident to the performance of its obligations hereunder, including all expenses incident to marketing the Offering and submitting filings with federal and state regulatory authorities and to the exemption of the Securities under federal and state securities laws, including fees and disbursements of the Issuer’s counsel, and all costs of reproduction and distribution of the Memorandum and any amendment or supplement thereto. The Issuer agrees to pay all costs and expenses incident to the Offering, whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated. Furthermore, the Issuer shall reimburse the Managing Broker Dealer for such expenses incurred in connection with the Offering by the Managing Broker Dealer as mutually agreed to by the Issuer and the Managing-Broker Dealer.

15.            Confirmation. The Issuer agrees to confirm all orders for purchase of Securities that are accepted by the Issuer and provide such confirmation to the Managing Broker Dealer and the Selling Group Members.

16.            Termination. This Agreement is terminable by any party for any reason whatsoever or for no reason at any time upon written notice to the other parties. Such termination shall not affect the obligations set forth in Sections 6, 8, 9, 10, 11, and 12

17.            Governing Law. This Agreement shall be governed by, subject to and construed in accordance with, the laws of the State of New York without regard to conflict of law provisions and any dispute between the parties concerning this Agreement shall come within the jurisdiction of the courts of New York.

18.            Venue. Any action relating to or arising out of this Agreement shall be brought only in a court of competent jurisdiction located in New York County, NY.

19.            Severability. If any portion of this Agreement shall be held invalid or inoperative, then so far as is reasonable and possible (a) the remainder of this Agreement shall be considered valid and operative and (b) effect shall be given to the intent manifested by the portion held invalid or inoperative.

20.            Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, and together which shall constitute one and the same instrument.

21.            Modification or Amendment. This Agreement may not be modified or amended except by written agreement executed by the both the Issuer and the Managing Broker Dealer.

22.            Notices. All communications hereunder, except as herein otherwise specifically provided, shall be in writing and, if sent to the Managing Broker Dealer, shall be mailed or delivered to:

Bluerock Capital Markets, LLC

4100 Newport Place, Suite 650

Newport Beach, CA 92660

or if sent to the Issuer shall be mailed or delivered to:

Bluerock Homes Trust, Inc.

1345 Avenue of the Americas, 32nd Floor

New York, NY 10105

The notice shall be deemed to be received on the date of its actual receipt by the party entitled thereto.

23.            Parties. This Agreement shall be binding upon and inure solely to the benefit of the parties hereto, the parties referred to in Sections 8, 9, and 10 and their respective successors, legal representatives, heirs and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under, in respect of, or by virtue of, this Agreement or any provision herein contained.

24.            Delay. Neither the failure nor any delay on the part of any party to this Agreement to exercise any right, remedy, power, or privilege under this Agreement shall operate as a waiver thereof, nor shall a waiver of any right, remedy, power, or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power, or privilege with respect to any subsequent occurrence.

25.            Recovery of Costs. If any legal action or other proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default, or misrepresentation in connection with any of the provisions of this Agreement, the successful or prevailing party shall be entitled to recover reasonable attorneys’ fees and other costs incurred in that action or proceeding (and any additional proceeding for the enforcement of a judgment) in addition to any other relief to which it or they may be entitled.

26.            Entire Agreement. This Agreement contains the entire understanding between the parties hereto and supersedes any prior understandings or written or oral agreements between them respecting the subject matter hereof.

27.            Due Diligence. The Issuer will authorize a collection of information regarding the Offering (the “Due Diligence Information”), which collection the Issuer may amend and supplement from time to time, to be delivered by the Managing Broker Dealer to the Selling Group Members (or their agents performing due diligence) in connection with their due diligence review of the Offering. In the event a Selling Group Member (or its agent performing due diligence) requests access to additional information or otherwise wishes to conduct additional due diligence regarding the Offering, the Issuer and the Managing Broker Dealer will reasonably cooperate with such Selling Group Member to accommodate such request. All Due Diligence Information received by the Managing Broker Dealer and/or the Selling Group Members in connection with their due diligence review of the Offering are confidential and shall be maintained as confidential and not disclosed by the Managing Broker Dealer or the Selling Group Members except to the extent such information is disclosed in the Memorandum.

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IN WITNESS WHEREOF, this Agreement has been executed as of the Effective Date.

ISSUER:

Bluerock Homes Trust, Inc.,
a Maryland corporation

By:	/s/ Jordan Ruddy
Name: Jordan Ruddy
Title: President

MANAGING BROKER DEALER:

Bluerock Capital Markets, LLC,
a Massachusetts limited liability company

By:	/s/ Paul Dunn
Name: Paul Dunn
Title: Executive Vice President

EXHIBIT A

SOLICITING DEALER AGREEMENT

EXHIBIT B

RIA INTRODUCTION AGREEMENT